UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2016

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California		91764
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

CVB Financial Corp. President and Chief Executive Officer, Christopher D. Myers, will be part of the Leaders Bank Panel and hosting one-on-one meetings with investors at FIG Partners 7th Annual West Coast CEO Forum on Thursday February 4, 2016. Richard C. Thomas, Chief Financial Officer of CVB Financial Corp., will join Mr. Myers and attend the investor meetings. The event will take place at the Millennium Biltmore Hotel in Los Angeles, CA from February 3 to February 4, 2016. The January 2016 slide presentation updated to reflect fourth quarter 2015 financial information, is included as Exhibit 99.1 of this report. The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth the by specific reference in such filing.

Item 8.01 Other Events.

On February 2, 2016, CVB Financial Corp. (the “Company”) issued a press release relating to its President and Chief Executive Officer, Christopher D. Myers’ presentation of the slides in Exhibit 99.1 of this report during one-on-one meetings with investors at the FIG Partners 7th Annual West Coast CEO Forum on February 4, 2016. Richard C. Thomas, Chief Financial Officer of CVB Financial Corp., will join Mr. Myers and attend the investor meetings. A copy of this press release is attached hereto as Exhibit 99.2 and is being furnished pursuant to this Item 8.01.

Furthermore, on October 14, 2015, CVB Financial Corp. announced that it had entered into a definitive agreement to acquire County Commerce Bank. CVB Financial Corp. is providing supplemental information regarding the Merger in the presentation referred to in Item 7.01 above and attached hereto as Exhibit 99.1.

A copy of the slide presentation will be available on the Company’s website at www.cbbank.com under the “Investors” tab.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Copy of the CVB Financial Corp. January 2016 slide presentation, updated to reflect fourth quarter 2015 financial information, which its President and Chief Executive Officer, Christopher D. Myers, will utilize while hosting one-on-one meetings with investors at the FIG Partners 7th Annual West Coast CEO Forum on February 4, 2016. Richard C. Thomas, Chief Financial Officer of CVB Financial Corp., will join Mr. Myers and attend the investor meetings. (furnished pursuant to Regulation FD).

99.2	Press Release dated February 2, 2016, announcing that Christopher D. Myers, President and Chief Executive Officer of CVB Financial Corp. will be part of the Leaders Bank Panel at the FIG Partners 7th Annual West Coast CEO Forum on February 4, 2016 and will be hosting one-on-one meetings with investors. Richard C. Thomas, Chief Financial Officer of CVB Financial Corp., will join Mr. Myers and attend the investor meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP. (Registrant)

Date: February 3, 2016	By:	/s/ Richard C. Thomas
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Copy of the CVB Financial Corp. January 2016 slide presentation, updated to reflect fourth quarter 2015 financial information, which its President and Chief Executive Officer, Christopher D. Myers, will utilize while hosting one-on-one meetings with investors at the FIG Partners 7th Annual West Coast CEO Forum on February 4, 2016. Richard C. Thomas, Chief Financial Officer of CVB Financial Corp., will join Mr. Myers and attend the investor meetings. (furnished pursuant to Regulation FD).

99.2	Press Release dated February 2, 2016, announcing that Christopher D. Myers, President and Chief Executive Officer of CVB Financial Corp. be part of the Leaders Bank Panel at the FIG Partners 7th Annual West Coast CEO Forum on February 4, 2016 and will be hosting one-on-one meetings with investors. Richard C. Thomas, Chief Financial Officer of CVB Financial Corp., will join Mr. Myers and attend the investor meetings.